PITCAIRN FUNDS


                         SUPPLEMENT DATED APRIL 30, 2002
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2003


THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF DISCUSSION CAPTIONED "DIVIDENDS, DISTRIBUTIONS AND TAXES," WHICH APPEARS ON PAGE 39 OF THE PROSPECTUS, AND REFLECTS A CHANGE IN THE TRUST'S DIVIDEND POLICY.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund distributes its income as follows: Generally, the Equity Funds declare and pay dividends quarterly, although the Diversified Growth, Select Growth and International Equity Funds currently distribute income annually. The Fixed Income Funds generally declare dividends daily and distribute them monthly. No quarterly dividends of ordinary income from any of the Equity Funds that would otherwise distribute ordinary income quarterly will be made unless such proposed quarterly dividends would exceed $25,000 ($50,000 with respect to the Family Heritage(R) Fund) in the aggregate. The Trustees may decide to declare dividends at intervals other than those recited above, or may determine not to declare any dividends of ordinary income based on the recommendation of the Treasurer of the Trust.